                                                                      Exhibit 32


                        CERTIFICATION OF PERIODIC REPORT


I, Photios T. Paulson, Chief Executive Officer of Vasomedical, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the three months ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 14, 2004

                                       /s/ Photios T. Paulson
                                       Photios T. Paulson
                                       Chief Executive Officer




I, Thomas W. Fry, Chief Financial Officer of Vasomedical, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the three months ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 14, 2004

                                         /s/ Thomas W. Fry
                                         Thomas W. Fry
                                         Chief Financial Officer